CONSENT AND AMENDMENT NO. 5
                              TO SECOND AMENDED AND
                            RESTATED CREDIT AGREEMENT

      THIS CONSENT AND AMENDMENT NO. 5 (this "Amendment No. 5") is entered into as of May 1, 2009, by and among STANDARD MOTOR PRODUCTS, INC., a New York corporation ("SMP"), STANRIC, INC., a Delaware corporation ("SI"), MARDEVCO CREDIT CORP., a New York corporation ("MCC"; and together with SMP and SI, each individually, a "Borrower, and collectively, "Borrowers"), SMP MOTOR PRODUCTS LTD., a corporation amalgamated under the laws of Canada ("SMP Canada"; and together with Borrowers, each a "Credit Party", and collectively, "Credit Parties"), lenders who are party to the Credit Agreement ("Lenders"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself, as Lender, and in its capacity as Agent for Lenders ("Agent"), BANK OF AMERICA, N.A., for itself, as Lender, and as a Co-Syndication Agent, WACHOVIA BANK, N.A., for itself, as Lender, and as a Co-Syndication Agent and JP MORGAN CHASE BANK, N. A., for itself, as a Lender, and as Documentation Agent.

                                   BACKGROUND

      Borrowers, Agent and Lenders are parties to a Second Amended and Restated Credit Agreement dated as of March 20, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

      Borrowers have requested that Agent and Lenders make certain amendments to the Loan Agreement, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

      NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

      2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

            (a) Annex A is amended as follows:

                  (i) The following defined terms are added in their appropriate alphabetical order:

                        (A) "Amendment No. 5" means that certain Consent and
                  Amendment No. 5 to Second Amended and Restated Credit Agreement dated as of May 1, 2009 by and among SMP, SI, MCC, SMP Canada, Agent, and the Lenders party thereto.

                        (B) "Amendment No. 5 Effective Date" means the date on
                  which the conditions precedent set forth in Section 4 of Amendment No. 5 are satisfied.

                        (C) "Exchange Offer" means SMP's Offer to Exchange 15%
                  Convertible Subordinated Debentures due 2011 for up to $20,000,000 in Aggregate Principal Amount of 6-3/4% Subordinated Debentures due 2009.

                        (D) "New Indenture" means that certain Indenture to be
                  dated as of May 6, 2009, between SMP and HSBC Bank USA, N.A., as trustee, and any documents, agreements or instruments executed in connection therewith, each as amended, restated, supplemented or otherwise modified from time to time.

                        (E) "New Indenture Maturity Reserve" means a reserve
                  which (i) during the period October 15, 2010 through November 14, 2010 equals one-sixth of the aggregate amount of the debentures issued under the New Indenture, (ii) during the period November 15, 2010 through December 14, 2010 equals one-third of the aggregate amount of the debentures issued under the New Indenture, (iii) during the period December 15, 2010 through January 14, 2011 equals one-half of the aggregate amount of the debentures issued under the New Indenture, (iv) during the period January 15, 2011 through February 14, 2011 equals two-thirds of the aggregate amount of the debentures issued under the New Indenture, (v) during the period February 15, 2011 through March 14, 2011 equals five-sixths of the aggregate amount of the debentures issued under the New Indenture, and (vi) on and after March 15, 2011 equals one hundred percent (100%) of the aggregate amount of the debentures issued under the New Indenture.

                  (ii) Each of the following defined terms is amended as
            follows:

                        (A) The definition of "Borrowing Availability" is
                  amended by adding ", the New Indenture Maturity Reserve" in clause (y) following the words "the Canadian Reserve".

                        (B) The definition of "Convertible Debt Refinancing" is
                  amended in its entirety as follows:

                  "Convertible Debt Refinancing" means any refinancing of, or amendment or modification to (including, without limitation, extending the maturity date thereof), all or any portion of the existing Subordinated Debt under the Indenture, but shall not mean any exchange of the New Subordinated Debt for any existing Subordinated Debt.

                        (C) The definition of "Excess Formula Availability" is
                  amended by adding ", the New Indenture Maturity Reserve" following the words "Indenture Maturity Reserve".

                        (D) The definition of "Indenture Maturity Reserve" is
                  amended in its entirety as follows:

                        "Indenture Maturity Reserve" means a reserve which (i) during the period January 15, 2008 through April 14, 2008, equals $15,000,000, (ii) during the period April 15, 2008 through July 14, 2008, equals $30,000,000,
                        (iii) during the period July 15, 2008 through October 14, 2008, equals $45,000,000, (iv) during the period October 15, 2008 through January 14, 2009, equals $60,000,000, (v) during the period January 15, 2009 through February 14, 2009, equals $65,000,000, (vi) during the period February 15, 2009 through March 14, 2009, equals $70,000,000, (vii) during the period March 15, 2009 through April 14, 2009, equals $75,000,000,
                        (viii) during the period April 15, 2009 through May 14, 2009, equals $80,000,000, (ix) during the period May 15, 2009 through June 14, 2009, equals $85,000,000, and (x)
                        on and after June 15, 2009, equals $90,000,000, in each case less the sum of (1) the aggregate face amount of any notes issued under the Indenture which have been repurchased or redeemed in accordance with Section 6.14(e)(iii) since January 15, 2008, plus (2) the aggregate face amount of any notes issued under the Indenture which have been exchanged pursuant to the Exchange Offer; provided, however, in no event shall the amount of the Indenture Maturity Reserve be less than $0.

                        (E) The definition of "Reserves" is amended by adding to
                  clause (d) thereof immediately following "the Indenture Maturity Reserve" the phrase "and the New Indenture Maturity Reserve".

                        (F) The definition of "Subordinated Debt Documents' is
                  amended in its entirety as follows:

                        "Subordinated Debt Documents" means, jointly and severally, the Indenture and the New Indenture.

      3. Consent. Notwithstanding anything to the contrary in the Loan Agreement, the Requisite Lenders consent to SMP promulgating and effectuating the Exchange Offer.

      4. Conditions of Effectiveness. This Amendment No. 5 shall become effective upon satisfaction of the following conditions precedent: Agent shall have received (i) four (4) copies of this Amendment No. 5 executed by Borrowers and Lenders, (ii) payment of an amendment consent fee for each Lender which executes this Amendment No. 5 in an amount equal to the sum of (x) 0.25% of such Lender's Commitment, plus (y) 0.25% of such Lender's affiliate's commitment under the Canadian Loan Agreement, and (iii) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

      5. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

            (a) This Amendment No. 5 and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

            (b) Upon the effectiveness of this Amendment No. 5, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment No. 5.

            (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment No. 5.

            (d) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

      6. Effect on the Loan Agreement.

            (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

            (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment No. 5 shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

      7. Governing Law. This Amendment No. 5 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

      8. Headings. Section headings in this Amendment No. 5 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 5 for any other purpose.

      9. Counterparts; Facsimile. This Amendment No. 5 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission or electronic mail shall be deemed to be an original signature hereto.

      IN WITNESS WHEREOF, this Amendment No. 5 has been duly executed as of the day and year first written above.

                                  STANDARD MOTOR PRODUCTS, INC.

                                  By:________________________
                                      Name:
                                     Title:


                                  MARDEVCO CREDIT CORP.

                                  By:________________________
                                      Name:
                                     Title:


                                  STANRIC, INC.

                                  By:________________________
                                      Name:
                                     Title:


                                  SMP MOTOR PRODUCTS LTD.

                                  By:________________________
                                      Name:
                                     Title:


                                  [Additional Signature Page to Follow]

                                  GENERAL ELECTRIC CAPITAL CORPORATION,
                                  as Agent and Lender

                                  By:____________________________
                                      Name:
                                     Title:


                                  BANK OF AMERICA, N.A.,
                                  as Co-Syndication Agent and Lender

                                  By:____________________________
                                      Name:
                                     Title:


                                  WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                  Co-Syndication Agent and Lender

                                  By:____________________________
                                      Name:
                                     Title:


                                  JPMORGAN CHASE BANK, N.A., as Documentation
                                  Agent and Lender

                                  By:____________________________
                                      Name:
                                     Title:


                                  [Additional Signature Page to Follow]

                                  HSBC BANK USA, NATIONAL ASSOCIATION, as Lender

                                  By:____________________________
                                      Name:
                                     Title:


                                  WELLS FARGO FOOTHILL, LLC, as Lender

                                  By:____________________________
                                      Name:
                                     Title:


                                  GE BUSINESS FINANCIAL SERVICES, INC.,
                                  as Lender

                                  By:____________________________
                                      Name:
                                     Title: